                            ASSET TRANSFER AGREEMENT

THIS AGREEMENT (this "Agreement") is made and executed in Wuxi, Jiangsu
Province, P. R. C. on the 31st day of January, 2007 by and between:

Asset Transferor (Party A): HAILONG DRILL PIPE (WUXI) CO., LTD.
Address: Lot C, Chengnan Road, New District, Wuxi
Legal representative: Zhang Jun
Telephone: 010-65309087
Fax: 010-65309085

Asset Transferee (Party B): WUXI SEAMLESS OIL PIPES COMPANY LIMITED
Address:
Legal representative: Abdul Halim Bin Harun
Telephone:
Fax:

Whereas:

1.     Party A is a Sino-foreign joint venture duly organized and validly existing under the laws of the People's Republic of China. Based on the demands of production and operation and with the approval of its Board of
       Directors, Party A intends to conditionally transfer to Party B its own assets - the equipment comprising a drill pipe production line
       (hereinafter referred to as the "Drill Pipe Production Line") owned by
       Party A.

2.     Party B fully acknowledges the risk of the transferred assets, accepts the terms and conditions offered by Party A and with the approval of its
       Board of Directors, intends to receive the transfer of the Drill Pipe
       Production Line owned by Party A on the basis of agreed terms and conditions.

NOW, THEREFORE, after friendly consultation in all aspects, the Parties hereby agree as follows:

ARTICLE 1 DEFINITIONS

1.1    Transfer of assets. The "transfer of assets" in this agreement means the
       Drill Pipe Production Line and its relevant materials (including but not limited to the purchase contracts, drawings, users' manual, qualification certificate, maintenance cards and acceptance materials) listed in
       Appendix 1 of this Agreement, which Appendix includes details regarding the equipment of the Drill

       Pipe Production Line.

1.2    Risks. The "risks" in this agreement means the economic losses of Party B caused by the purchase of such transferred assets due to changes in the actual situation, or a failure to bring the expected economic benefits for Party B, including but not limited to the following situations: (1)
       technical upgrades in the industry that result in the transferred assets becoming obsolete; (2) the transferred assets have various technical defects that negatively impact the production process; (3) the transferred assets are partially or completely damaged or destroyed due to unforeseen and uncontrollable causes such as natural disasters, national requisitions or war.

1.3    Reference date of transfer. The "reference date of transfer" means the date on which Party A transfers ownership and risk of ownership in the transferred assets to Party B.

1.4    Legal and valid commercial invoices. Party A shall issue to Party B legal and valid commercial invoices specifying the same assets as listed in
       Appendix 1.

ARTICLE 2 TRANSFER PRICE AND PAYMENT TERMS OF TRANSFERRED ASSETS

2.1    Party A shall transfer the assets to Party B at the agreed price of RMB thirty-eight million ((yen)38,000,000.00).

2.2    Party B shall fully accept the above-mentioned price and agree to pay to
       Party A as follows:

2.2.1  Party B shall pay RMB 18 million to Party A by February 3, 2007.

2.2.2  On the day of asset delivery, Party B shall pay the remaining RMB 20 million to Party A.

2.3    Both parties agree that the transferred assets in this agreement refer only to the Drill Pipe Production Line, not including raw materials, semi-finished products, finished products, spare parts or other production equipment related to the Drill Pipe Production Line. If Party
       B needs raw materials, semi-finished products, finished products, spare parts or other production equipment, it may negotiate with Party A regarding purchase prices based on the above-mentioned market prices.

ARTICLE 3 CONDITIONS OF ASSETS TRANSFER

Both parties agree that Party A shall transfer the assets subject to the following preconditions:

1.     Party B agrees that, after the successful transfer of assets, it shall rent the transferred assets to Party A for production purpose.

2.     The rental period of transferred assets shall not exceed 7 months, which shall be April 1, 2007 to October 31, 2007.

3.     The rental fee for transferred assets during such rental period shall be
       RMB 3 million.

4.     Upon the expiry of the rental period, in case Party A intends to extend the

       rental period, it shall notify Party B of this intent two months in advance; under this circumstance, Party B shall consider the rental requirements of Party A as a priority and the rental fee shall be determined through friendly negotiation.

ARTICLE 4 RIGHTS AND OBLIGATIONS OF THE PARTIES

4.1    Rights and obligations of Party A

4.1.1  Party A undertakes that it has full ownership of the transferred assets and there are no co-ownership relationships with any third party, no guaranty has been provided to a third party and no other issues exist that may impact this asset transfer.

4.1.2  From the signing date of this agreement to the completion date of the asset takeover, Party A shall not engage in any activities that may damage the transferred assets.

4.1.3 Party A shall have the right to receive the agreed price for transferred assets in accordance with this Agreement.

4.1.4  Party A shall have the right to continue to rent such assets for production purposes in accordance with this Agreement after the asset transfer.

4.2    Rights and obligations of Party B 4.2.1 Party B shall undertake to make the agreed payments to Party A at the agreed prices and times specified by this Agreement.

4.2.2  Party B shall assist Party A with the formalities of the asset takeover.

4.2.3  Party B shall undertake to rent the transferred assets to Party A for production purposes in accordance with this agreement.

ARTICLE 5 REFERENCE DATE OF TRANSFER AND TAKEOVER OF TRANSFERRED ASSETS

5.1    The reference date of transfer is March 31, 2007.

5.2    Immediately after Party A delivers the assets to Party B, Party B shall pay to Party A the remaining RMB 20 million.

5.3    Delivery method of transferred assets by Party A: authorized representatives from both Parties shall check the transferred assets on site; after making sure that there are no errors, the authorized representatives from Party A shall transfer the takeover formalities to their counterparts at Party B, and the signing of takeover confirmation letters by the authorized representatives from both Parties shall conclude the takeover process. Prior to the takeover, the ownership and risks of the transferred assets shall be borne by Party A; after the takeover, the ownership and risks of the transferred assets shall be borne by Party B.

5.4    At the time of takeover, Party A shall transfer to Party B the commercial invoices and technical materials of the transferred assets in accordance with this agreement.

5.5    Party B shall endeavor to assist Party B in the takeover.

ARTICLE 6 BREACH

6.1    In case Party B fails to make the agreed payment to Party A in accordance with Article 2 in this Agreement, Party A shall have the right to charge
       Party B 0.3% of the payable but unpaid balance each day as a penalty until the date when the payment is finally made.

6.2    In case Party B fails to make the agreed payment to Party A for over 30 days, Party A shall have the right to cancel the Agreement. If Party A cancels this Agreement, Party B shall pay to Party A 5% of the transfer price as a penalty.

6.3    In case Party B has made full payment to Party A, but Party A fails to deliver the assets to Party B in accordance with Articles 4 and 5 in this
       Agreement, Party A shall pay to Party B 0.3% of the agreed price of the
       Drill Pipe Production Line each day as a penalty. In case Party A delays in delivering the assets and relevant documents (including but not limited to technical materials and legal and valid commercial invoices)
       for over 30 days, Party B shall have the right to cancel this Agreement.
       If Party B cancels this agreement, Party A shall pay to Party B 5% of the transfer price as a penalty. In case Party A fails to deliver the assets to Party B in accordance with Articles 4 and 5 in this Agreement due to the actions of Party B, the takeover date shall be extended and the risks shall be borne by Party B from 12 o'clock noon of the referenced transfer date.

6.4    In case Party B violates Article 3 in this agreement, i.e., Party B refuses to rent the transferred assets to Party A for production purposes, or the rental period is less than 6 months, or within the rental period specified by this agreement, Party B requests to increase the rental price without the approval of Party A, Party A shall have the right to cancel this agreement. If Party A cancels this Agreement, Party
       B shall return the transferred assets to Party A in good condition within
       3 days from the cancellation date and pay to Party A 5% of the transfer price as a penalty.

6.5    Unless otherwise specified by this Agreement, in case either Party cancels this Agreement without the approval of the other Party after the signing of this agreement, such Party shall pay RMB 2 million to the other party as a penalty.

ARTICLE 7 DISPUTE RESOLUTION

7.1    Any disputes arising from or in connection with this Agreement shall be settled by both Parties through friendly consultations.

7.2    If the Parties fail to settle any disputes through friendly consultations, such disputes shall be submitted to the Shanghai
       Arbitration Commission for arbitration. The arbitration results shall be final and binding on both parties.

ARTICLE 8 EFFECTIVENESS

8.1    The Parties hereto have caused this Agreement to be executed by their legal representatives or authorized representatives on the signing date.

8.2    The appendixes to this agreement shall be of equal force with this
       Agreement.

8.3    The Parties hereto may have additional consultations about affairs not mentioned herein.

       Party A: HAILONG DRILL PIPE (WUXI) CO., LTD.

       (Seal)

       Authorized Representative: /s/
                                  --------------------

       Party B: WUXI SEAMLESS OIL PIPES COMPANY LIMITED

       (Seal)

       Authorized Representative: /s/
                                  --------------------

                               UFPm20070109152559
--------------------------------------------------------------------------------
     Appendix: List of Product Equipment in Hilong Drill Pipe (Wuxi) Co.,Ltd

               Asset name                        Size and Model     Original Value

               Steel stack                                                                 20180
               Steel stack                                                                 20180
               Steel stack                                                                 20180
               Steel stack                                                                 20180
               Steel stack                                                                 20180
               Steel stack                                                                 20180
               Steel stack                                                                 20180
               Steel stack                                                                 20180
               Steel stack                                                                 22500
               Steel stack                                                                 22500
               Steel stack                                                                 22500
               Steel stack                                                                 20180
               Steel stack                                                                 22500
               Steel stack                                                                 22500
               Steel stack                                                                 22500
               Steel stack                                                                 22500
               Steel stack                                                                 22500
            Machine equipment                                                              22500
               Steel stack                                                                 22500
               Steel stack                                                                 20180
               Steel stack                                                                 20180
               Steel stack                                                                 20180
               Steel stack                                                                 20180
               Steel stack                                                                 20180
               Steel stack                                                                 20180
               Steel stack                                                                 20180
             Sawing machine                         SHARK280                               29000
    Magnetic powder detection machine           SMT-CEW-4000GZL                            184000
                NC Lathe                             QK1319                                349000
                NC Lathe                             QK1319                              348813.12
                NC Lathe                             CK7840                                868000
                NC Lathe                             CK7840                                868000
        Ipsen Industries Furnaces                                                        4953216.2
     Pressure straightening machine                 Y32-250T                             242081.14

     Pressure straightening machine                 Y32-250T                             242081.14
     Pressure straightening machine                 Y32-250T                             242081.14
    Magnetic powder detection machine            SMT-CEW-2000ZZ                            122000
   Crossing electric flat machine and                  5T                                128743.15
              installation
        Metal band sawing machine                   GW4028B                                12500
        Metal band sawing machine                   GW4028B                                12500
 Wire Cutting Discharge Electric Cutting              30C                                  18000
                 Machine
     Common lathe + front air spider                 Q1319                               223788.12
   NC large-sized-bore spindle lathe +                                                     346870
    large-stroke air spider (2 sets)
                  Lathe                           CA6140A/1000                             39200
       Tube-end upsetting machine                     800T                               7862773.17
            Drilling machine                        Z3040*13                               44500
           Self priming pumps                    2.4T100WFB-CD                             19000
       Flat belt grinding machine                    M7130H                                70500
        10KV transformer station                                                          2968138
     Common lathe + front air spider                 Q1319                               223788.12
   Internal scrap-absorbing equipment                                                      245000
            Pipe thread lathe                       Q1319-1A                             158991.45
            Pipe thread lathe                       Q1319-1A                             158991.45
            Pipe thread lathe                       Q1319-1A                             158991.45
            Pipe thread lathe                       Q1319-1A                             158991.45
            Pipe thread lathe                       Q1319-1A                             158991.45
             Friction welder                         CG-160                              8706309.51
     Grinder and auxiliary machines                                                      196369.17

     Grinder and auxiliary machines                                                       244689.6
         Power distribution box                      0.4KV                                 150156
        Friction welding spindle                    CG-1600                                460000
       Medium-frequency induction                                                          154000
  annealing furnace in the welding area
             Milling machine                         X5032                                 68000
  Temperature regulating device of oil                                                     89000
             liquid cooling
  Pipe thread lathe + front air spider              Q1319-1A                               241000
  Medium-frequency induction quenching                                                     213000
                 furnace
  Medium-frequency induction quenching                                                     213000
                 furnace
  Medium-frequency induction tempering                                                     111305
                 furnace
  Medium-frequency induction tempering                                                     111305
                 furnace
       Simple NC lathe (improved)                    QK1319                              257011.07
Internal weld boring machine + front air             Q1319                                 268000
          spider + mobile bores
             Bellow support                                                              230087.12
   Internal scrap-absorbing equipment                                                    269590.36
          Vibration bag filter                                                              6500
             Bellow support                                                                190000
             Bellow support                                                                190000

   Hydraulic machine (bending tester)               Y41-160T                              327909.9
   Automatic sorting machine of steel                                                      18800
                materials
            Single instrument                                                                0
          Laser marking machine                     JMJB-100                               125000
        Pneumatic marking machine                   JMQD-120                               55000
   Length and weight operating station                                                     28000
     Display card of working machine                                                      12493.6
           Ultrasonic detector                    XTX-9002PLUX                             45816
           Ultrasonic detector                       CF-IX                                 310000
    Magnetic powder detection machine              SMT-CZD-ZZ                              92000
       Weight-measuring equipment                      1T                                  66000
    Electromagnetic chuck (auxiliary                                                       75660
       equipment for gantry crane)
           Injection equipment                       PJ-IB                                 460000
           Painting equipment                                                              40000
           Crane for packaging                         2T                                  68100
            Portable analyzer                        LT1000                                 9000
            Screw compressor                      LGD-10/0.8-X                             86000
       Vertical single-stage pump               KQL100/315-11/4                            11400
       Vertical single-stage pump                KQL50/160-3/2                              3700
              LV switchgear                           GCK                                  46203
             Controlling box                                                               32000
            Screw compressor                      LGD-10/0.8-X                             86000
            Gas storage tank                     1/0.8/0.6/0.8                              6650
            Gas storage tank                     1/0.8/0.6/0.8                              6650
            Gas storage tank                     1/0.8/0.6/0.8                              6650
            Gas storage tank                     1/0.8/0.6/0.8                              6650
              Cooling tower                           15T                                   4800
              Cooling tower                           30T                                   7600
              Cooling tower                           50T                                  12000
                  Crane                                                                  345219.65

              Balance crane                          PDJ125                                 7000
              Balance crane                          PDJ125                                 7000
              Balance crane                          PDJ125                                 7000
              Balance crane                          PDJ125                                 7000
              Balance crane                          PDJ125                                 7000
              Electric fork                           FB16                                 114000
        Nitrogen filling vehicle                    CDZ-35Y1                               13500
        Drilling pipe power tongs                                                          209800
                  Crane                                                                  345219.65
                  Crane                                                                  345219.65
                  Crane                                                                  345219.65
                  Crane                                                                  345219.65
                  Crane                                                                  345219.65
                  Crane                                                                  345219.65
                  Crane                                                                  345219.65
              Balance crane                          PDJ125                                 7000
   Platform system of production line                                                    3521180.18
          Steel clipper station                                                             7000
                  Total                                                                 43095053.26